UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 22, 2004


                           CNA FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)


   Delaware                         1-5823                        36-6169860
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(State or other                   (Commission                   (IRS Employer
 jurisdiction                     File Number)               Identification No.)
of incorporation)


       CNA Center, Chicago, Illinois                          60685
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  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (312)822-5000


                                Not Applicable
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

Concurrently with his resignation (described below) Mr. Deutsch entered into a Second Amendment to Employment Agreement and Consulting Agreement with Registrant.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 22, 2004 Robert V. Deutsch, as announced earlier in 2004, resigned as Chief Financial Officer of Registrant.

(c) On October 22, 2004, Registrant appointed Lawrence J. Boysen, age 48 years, as its acting Chief Financial Officer, subject to the approval of Registrant's Board of Directors. Mr. Boysen is Senior Vice President & Controller of Registrant. Mr. Boysen joined the Corporate Finance Department of Registrant in March of 1996 and has had management responsibilities with regard to Registrant's accounting and financial reporting continually since then. Mr. Boysen was named Controller of Registrant in August of 2000. Mr. Boysen and Registrant entered into an employment agreement with Registrant's subsidiary effective as of the 20th day of April, 2004.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits:

Exhibit No.  Description
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99.1         Second Amendment to Employment Agreement and Consulting Agreement
             between Robert V. Deutsch and CNA Financial Corporation effective as of October 22, 2004.

99.2 Employment Agreement between Lawrence J. Boysen and Continental Casualty Company effective as of the 20th day of April, 2004.




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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CNA FINANCIAL CORPORATION
                                                        (Registrant)

Date  October 22, 2004                           /s/ Lawrence J. Boysen
                                          -------------------------------------
                                                       (Signature)*


                                          By:  Lawrence J. Boysen
*Print name and title of the              Its:  Acting Chief Financial Officer
 signing officer under his
 signature.



























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